Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	8,855	119	1,444	7,530
Residential mortgage-backed securities (b)	9,547	345	88	9,804
Commercial mortgage-backed securities (c)	7,747	251	170	7,828

		Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)		21,691	(410)	21,281

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	15	11	13	6	373	418	300
	2006	16	103	27	107	537	790	655
	2005	4	6	—	—	6	16	15
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		35	120	40	113	916	1,224	970

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	1	14	—	—	276	291	182
	2006	19	135	54	46	1,000	1,254	838
	2005	—	70	80	84	255	489	297
	2004 and prior	48	310	230	116	308	1,012	693

Total all other portfolios		68	529	364	246	1,839	3,046	2,010

Total collateralized by sub-prime mortgages (2)		103	649	404	359	2,755	4,270	2,980

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	98	393	19	510	530
Collateralized by auto loans		519	19	3	31	6	578	580
Collateralized by credit cards		548	—	17	585	3	1,153	1,161
Collateralized by non-sub-prime mortgages		1,154	78	9	41	19	1,301	1,307
Other (4)		199	426	54	117	247	1,043	972

Total asset-backed securities		2,523	1,172	585	1,526	3,049	8,855	7,530

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 29% as of December 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of December 31, 2009, based on amortized cost, approximately 70% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 40% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.270 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of December 31, 2009 were $1.054 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 44% European corporate and bank bonds, 24% bank capital, 11% European asset-backed securities, and 21% other. As of December 31, 2009, the amortized cost and fair value shown in the table above includes the $(205) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $448 million and fair value of $431 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $242 million and fair value of $243 million. Based on amortized cost, 90% of these securities have credit ratings of A or above and the remaining 10% have credit ratings of BBB or below. As of December 31, 2009, the asset-backed securities include less than 1% of securities collaterized by sub-prime mortgages. Also included are collateralized debt obligations with amortized cost of $21 million and fair value of $7 million.

Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $857 million of trading account assets supporting insurance liabilities, the investment results of which are expected to ultimately accrue to contract holders. An additional $0.9 billion of asset-backed securities as of December 31, 2009 are classified as other trading, including $38 million held outside the general account, 92% of which have credit ratings of AAA and 8% of which have credit ratings of B and $0.9 billion included in our general account, 87% of which have credit ratings of A or above, 10% of which have credit ratings of BBB, and the remaining 3% have BB and below credit ratings.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2009, based on amortized cost, $9.475 billion of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $39 million secured by "ALT-A" mortgages, represented the remaining $72 million (and less than 1% of total fixed maturities in the Financial Services Businesses), of which 43% have credit ratings of A or above, 16% have BBB credit ratings and the remaining 41% have below investment grade ratings.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $770 million and fair value of $795 million, 99% of which have credit ratings of A or better and the remaining 1% of which have credit ratings of BB and below.

Also excluded from the above are of residential mortgage-backed securities classified as trading, including $1.4 billion of trading account assets supporting insurance liabilities and carried at fair value, the investment results of which are expected to ultimately accrue to contract holders, and $158 million of other trading account assets.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	176	—	20	56	79	331	306
2007	1,575	—	—	29	101	1,705	1,729
2006	2,798	274	63	—	10	3,145	3,190
2005	1,503	32	—	12	13	1,560	1,614
2004 and prior	851	119	21	10	5	1,006	989

Total (1) (2)	6,903	425	104	107	208	7,747	7,828

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 32% as of December 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of December 31, 2009, based on amortized cost, approximately 92% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 76% have estimated credit subordination percentages of 30% or more.

(2)	Included in the table above are non-us commercial mortgage-backed securities of $12 million in AAA, none in AA, $20 million in A, $97 million in BBB and $203 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $87 million and fair value of $92 million, 92% of which have credit ratings of A or better and the remaining 8% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $1.9 billion of trading account assets supporting insurance liabilities, the investment results of which are expected to ultimately accrue to contract holders, and $136 million of other trading account assets.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,290	19.8%
Retail stores	4,123	19.0%
Office buildings	4,001	18.5%
Apartment complexes	2,881	13.3%
Other	1,809	8.3%
Hospitality	1,137	5.2%
Agricultural properties	1,081	5.0%

Subtotal of commercial mortgages	19,322	89.1%
Uncollateralized loans	1,349	6.2%
Collateralized by residential properties	909	4.2%
Other collateralized loans	111	0.5%

Total commercial mortgage and other loans	21,691	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	21,385
Delinquent, not in foreclosure	179
Delinquent, in foreclosure	6
Restructured	121

Total commercial mortgage and other loans	21,691

As of December 31, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Financial Services Businesses was 65% and 1.80 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	4,602	36	1,048	3,590
Residential mortgage-backed securities (b)	2,571	117	40	2,648
Commercial mortgage-backed securities (c)	3,662	47	47	3,662

		Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)		8,487	(124)	8,363

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	13	12	13	6	259	303	224
	2006	16	106	28	109	413	672	565
	2005	4	6	—	—	7	17	15
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		33	124	41	115	679	992	804

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	27	10	1	1	268	307	194
	2006	100	—	38	53	852	1,043	672
	2005	17	146	53	60	104	380	255
	2004 and prior	27	336	76	73	201	713	522

Total all other portfolios		171	492	168	187	1,425	2,443	1,643

Total collateralized by sub-prime mortgages (2)		204	616	209	302	2,104	3,435	2,447

Other asset-backed securities:
Collateralized by credit cards		151	—	54	342	2	549	538
Collateralized by auto loans		103	10	—	10	—	123	124
Externally managed investments in the European market (3)		—	—	99	99	—	198	218
Collateralized by education loans.		81	20	—	—	—	101	94
Other (4)		43	49	24	5	75	196	169

Total asset-backed securities		582	695	386	758	2,181	4,602	3,590

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 31% as of December 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of December 31, 2009, based on amortized cost, approximately 74% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 43% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $3.435 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of December 31, 2009 were $1.051 million of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 44% European corporate and bank bonds, 24% bank capital, 11% European asset-backed securities, and 21% other. As December 31, 2009, the amortized cost and fair value shown in the table above includes the $(84) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $69 million and fair value of $60 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $40 million of asset-backed securities classified as trading and carried at fair value.

(b) Supplemental information for residential mortgage-backed securities:

As of December 31, 2009, based on amortized cost, $2.266 billion of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $125 million secured by "ALT-A" mortgages, represented the remaining $305 million of residential mortgage-backed securities (and 1% of total fixed maturities in the Closed Block Business), of which 58% have A credit ratings or above, and 42% have below investment grade ratings.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

December 31, 2009

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	15	—	—	—	—	15	15
2007	431	—	—	—	4	435	442
2006	779	62	11	—	—	852	842
2005	1,248	22	—	—	—	1,270	1,274
2004 and prior	1,007	40	42	1	—	1,090	1,089

Total (1)	3,480	124	53	1	4	3,662	3,662

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 29% as of December 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of December 31, 2009, based on amortized cost, approximately 86% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 50% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,861	21.9%
Office buildings	1,859	21.9%
Retail stores	1,677	19.7%
Apartment complexes	1,376	16.2%
Agricultural properties	710	8.4%
Other properties	550	6.5%
Hospitality	453	5.3%

Subtotal of commercial mortgages	8,486	99.9%
Uncollateralized loans	—	0.0%
Collateralized by residential properties	1	0.1%
Other collateralized loans	—	0.0%

Total commercial mortgage and other loans	8,487	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Current	8,461
Delinquent, not in foreclosure	13
Delinquent, in foreclosure	3
Restructured	10

Total commercial mortgage and other loans	8,487

As of December 31, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Closed Block Business was 58% and 1.88 times, respectively.